STOCK PLEDGE AGREEMENT (this  "AGREEMENT"),  dated as of April
7, 2000, among CELEXX Corporation, a Nevada Corporation ("PLEDGOR"), and the pledgees signatory hereto and their respective endorsees, transferees and assignees (collectively, "PLEDGEE").

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS, pursuant to the Secured Convertible Preferred Stock Purchase Agreement, dated the date hereof between Pledgor and Pledgee (the "PURCHASE AGREEMENT"), Pledgor is selling 350 shares of its 6% Series A Secured Convertible Preferred Stock (the "PREFERRED SHARES") to Pledgee; and

                  WHEREAS, as a material inducement to Pledgee to purchase the Preferred Shares, Pledgee has required and Pledgor has agreed to grant to Pledgee a security interest in 1,000,000 shares of Common Stock .001 par value per share, of E-Pawn.com, Inc., a Nevada company (the "COMPANY") currently owned by Pledgor (the "SHARES"), as collateral security for the timely and full satisfaction of all obligations of Pledgor (including the obligations to timely deliver Underlying Shares as and when required by the Transaction Documents), whether matured or unmatured, now or hereafter existing or created and becoming due and payable, under the Transaction Documents (such obligations are collectively the "OBLIGATIONS"). Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

                  1. SECURITY. As collateral security for the punctual payment and performance, when due, by Pledgor of all the Obligations, Pledgor, hereby pledges with, hypothecates, transfers and assigns to Pledgee, its successors and assigns, all of the Shares and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares are convertible or exchangeable (collectively referred to as the "COLLATERAL"). Simultaneously herewith, Pledgor shall deliver to Pledgee the certificate(s) representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by Pledgor, to be held by Pledgee as security. Any other Collateral received by Pledgor shall also be delivered to Pledgee together with any executed stock powers or other transfer documents requested by Pledgee, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full.


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             2. VOTING POWER, DIVIDENDS, ETC. AND OTHER AGREEMENTS.

                           (a)       Unless and until an Event of Default as set
forth in Section 3 hereof has occurred, Pledgor shall be entitled to:

                                          (i)     exercise  all  voting   and/or
                 consensual powers pertaining to the Shares or other Collateral, or any part thereof, for all purposes;

                                         (ii)  receive and retain dividends paid
                 with respect to the Shares or other Collateral; and

                                        (iii) receive the benefits of any income
                 tax deductions available to Pledgor as a shareholder of the Company.

                           (b) Pledgor agrees that it will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Shares.

                           (c) Pledgor agrees to pay all costs including all reasonable attorneys' fees and disbursements incurred by Pledgee in enforcing this Agreement in accordance with its terms.

                  3.       DEFAULT AND REMEDIES.

                           (a) For the purposes of this Agreement "Event of Default" shall mean:

                                          (i)     default in or under any of the
                Obligations after the expiration, without cure, of any applicable cure period (including the failure to deliver Underlying Shares as required by Section 3.1 of the Purchase Agreement and Section 5 of the Certificate of Designation); or

                                         (ii)   a breach in any material respect
                by Pledgor of any of its representations or warranties in this Agreement or the Transaction Documents; or

                                         (iii)    the occurrence of a Triggering
               Event (as defined in the Certificate of Designation (as defined in the Purchase Agreement)) under the Certificate of Designation.

                           (b)      Pledgee shall have the following rights upon
any Event of Default and for so long as the Obligations are not satisfied in full:

                                          (i)   the rights and remedies provided
by the Uniform   COMMERCIAL CODE AS ADOPTED BY THE STATE OF NEW YORK (THE "UCC")
(as said law  may at any time be amended);


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                                         (ii)    the right to receive and retain
                  all dividends, payments and other distributions of any kind upon any or all of the Shares or other Collateral;

                                        (iii)   the right to cause any or all of
                  the Shares or other Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by Pledgee; and

                                         (iv)  the right to sell, at a public or


                   private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Pledgee shall give the Pledgor not less than ten (10) days' written notice of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as Pledgee may fix in the notice of such sale. Pledgee may adjourn or cancel any sale or cause the same to be adjourned from time to time by announce ment at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Pledgee, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. Pledgee shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to Pledgor.

                  4. APPLICATION OF PROCEEDS; RELEASE. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by Pledgee hereunder, shall be applied by Pledgee first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse Pledgee for any damages, costs or expenses incurred by Pledgee as a result of an Event of Default, then to the payment of the principal amount of, and interest and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to Pledgor. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

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



                  5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Pledgee that:

                                          (i)      Pledgor  has  full power  and
                  authority and legal right to pledge the Collateral to Pledgee pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

                                         (ii)       the  execution, delivery and

                   performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor is a party or by which the Pledgor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgor's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement;

                                        (iii)   Pledgor is the sole owner of the
                  Collateral free and clear of all liens and the Shares have been duly authorized and validly issued, fully paid and non-assessable;

                                         (iv)     the Pledgor is duly organized,
                  validly existing and in good    standing under the laws of the
                  jurisdiction of its organization; and

                                          (v)     the  Shares are  eligible  for
                  resale by a Pledgor pursuant to Rule 144(k) promulgated under the Securities Act (assuming that Pledgor is not itself an affiliate of the Company under such rule).

                  6. NO WAIVER; NO ELECTION OF REMEDIES. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of Pledgee at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

                  7. TERMINATION. This Agreement shall terminate on the earliest of (i) the date on which an Underlying Shares Registration Statement is first declared effective by the Securities and Exchange Commission and (ii) the date, if any, on which all of the Preferred Shares shall have been redeemed in accordance with their terms and (iii) the date on which all Obligations have been satisfied, paid or discharged in full.

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



                  8. FURTHER ASSURANCES. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

                  9.       MISCELLANEOUS.
                           -------------

                           (A)      MODIFICATION.    This Agreement contains the
entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                           (B)       NOTICE.   Any  and  all  notices  or  other
communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of
(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to Pledgor:                 CeleXx Corporation

                                        7251 West Palmetto Park Road, Suite 208,
                                        Boca Raton, Florida 33433
                                        Facsimile No.: (561) 395-1975
                                        Attn:  Chief Financial Officer


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



         With copies to:                    Atlas Perlman, P.A.
                                            350 Las Olas Boulevard, Suite 1700
                                            Fort Lauderdale, Florida 33301
                                            Facsimile No.: (954) 766-7800
                                            Attn: James M. Schneider, Esq.

         If to the Pledgee:                 Birch Circle LLC
                                            c/o Citco Trustees (Cayman) Limited
                                            Commercial Centre
                                            P.O. Box 31106 SMB
                                            Grand Cayman, Cayman Islands
                                            British West Indies
                                            Facsimile No.: (345) 945-7566

         With copies to:                    Robinson Silverman Pearce Aronsohn &
                                            Berman LLP
                                            1290 Avenue of the Americas
                                            New York, NY  10104
                                            Facsimile No.:   (212) 541-1432  and
                                            (212) 541-4630
                                            Attn:  Eric L. Cohen, Esq.

                           (C)     INVALIDITY.  If any part of this Agreement is
contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                           (D)    BENEFIT OF AGREEMENT.  This Agreement shall be
binding upon and inure to the parties hereto and their respective successors and assigns.

                           (E)     MUTUAL AGREEMENT. This Agreement embodies the
arm's length negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

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



                           (F)     NEW YORK LAW TO GOVERN.  This Agreement shall
be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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                                              SIGNATURE PAGE FOLLOWS]

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


                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                           CELEXX CORPORATION

                           By:_____________________________________
                              Name:
                              Title:


                           BIRCH CIRCLE LLC

                           By:_____________________________________
                              Name:
                              Title:



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